Exhibit 99.1

INVESTING IN A CLEANER FUTURE Nikola corporation and vectoiq acquisition corp announce merger March 2020

DISCLAIMER This presentation (this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Nikola Motor Corporation (“Nikola” or the “Company”) and VectoIQ Acquisition Corp. (“VectoIQ”) and related transactions (the “Proposed Business Combination”) and for no other purpose. No representations or warranties, express or implied are given in, or in respect of, this Presentation. To the fullest extent permitted by law in no circumstances will VectoIQ, Nikola or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither VectoIQ nor Nikola has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Nikola or the Proposed Business Combination. Viewers of this Presentation should each make their own evaluation of Nikola and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Forward Looking Statements Certain statements included in this Presentation that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Nikola’s and VectoIQ’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Nikola and VectoIQ. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination or that the approval of the stockholders of VectoIQ or Nikola is not obtained; failure to realize the anticipated benefits of the Proposed Business Combination; risks relating to the uncertainty of the projected financial information with respect to Nikola; risks related to the rollout of Nikola’s business and the timing of expected business milestones; the effects of competition on Nikola’s future business; the amount of redemption requests made by VectoIQ’s stockholders; the ability of VectoIQ or the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the Proposed Business Combination or in the future, and those factors discussed in VectoIQ’s final prospectus dated May 15, 2018 and Annual Report on Form 10-K for the fiscal year ended December 31, 2018, in each case, under the heading “Risk Factors,” and other documents of VectoIQ filed, or to be filed, with the Securities and Exchange Commission (“SEC”). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither VectoIQ nor Nikola presently know or that VectoIQ and Nikola currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect VectoIQ’s and Nikola’s expectations, plans or forecasts of future events and views as of the date of this Presentation. VectoIQ and Nikola anticipate that subsequent events and developments will cause VectoIQ’s and Nikola’s assessments to change. However, while VectoIQ and Nikola may elect to update these forward-looking statements at some point in the future, VectoIQ and Nikola specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing VectoIQ’s and Nikola’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Use of Projections This Presentation contains projected financial information with respect to Nikola. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved.

DISCLAIMER (Cont’d) Financial Information; Non-GAAP Financial Measures The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement/prospectus or registration statement to be filed by VectoIQ with the SEC. Some of the financial information and data contained in this Presentation, such as EBIT, EBITDA and EBITDA Margin, has not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). VectoIQ and Nikola believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Nikola’s financial condition and results of operations. Nikola’s management uses these non-GAAP measures for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes. VectoIQ and Nikola believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Nikola’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Nikola’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review Nikola’s audited financial statements, which will be included in the Registration Statement (as defined below). Important Information About the Proposed Business Combination and Where to Find It In connection with the Proposed Business Combination, VectoIQ intends to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which will include a preliminary proxy statement to be distributed to holders of VectoIQ's common stock in connection with VectoIQ's solicitation of proxies for the vote by VectoIQ's stockholders with respect to the Proposed Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Nikola's stockholders in connection with the completion of the Proposed Business Combination. After the Registration Statement has been filed and declared effective, VectoIQ will mail a definitive proxy statement, when available, to its stockholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, ANY AMENDMENTS THERETO AND ANY OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VECTOIQ, NIKOLA AND THE PROPOSED BUSINESS COMBINATION. Investors and security holders may obtain free copies of the preliminary proxy statement / prospectus and definitive proxy statement/prospectus (when available) and other documents filed with the SEC by VectoIQ through the website maintained by the SEC at http://www.sec.gov, or by directing a request to VectoIQ at 1354 Flagler Drive, Mamaroneck, NY 10543. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. Participants in the Solicitation VectoIQ and Nikola and their respective directors and certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Proposed Business Combination. Information about the directors and executive officers of VectoIQ is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Proposed Business Combination when they become available. Stockholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents as indicated above. No Offer or Solicitation This Presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Trademarks This Presentation contains trademarks, service marks, trade names and copyrights of VectoIQ, Nikola and other companies, which are the property of their respective owners.

Key Leadership prototype assembly of the Nikola of dHybrid Systems, LLC, a natural 1. Trevor Milton to assume Executive Chairman role, Mark Russell to assume Chief Executive Officer role and Steve Girsky to join Nikola board post-closing Trevor Milton Nikola CEO(1) •Visionary leader with passion for innovation and disruption •Directs research, development and portfolio •Holds a controlling interest in the Company •Prior to Nikola, Trevor was the CEO gas storage technology company that was acquired by Worthington Industries, Inc. Steve Girsky VectoIQ Acquisition Corp CEO(1) •30 years of experience working with corporate board executives, labor leaders, OEM leaders, suppliers, dealers, and national policy makers •Institutional Investor top-ranked auto analyst for many years •Former GM Vice Chairman; helped lead GM out of bankruptcy, stabilized its European operations and led overall GM strategy •Current and former public boards: Kim Brady Nikola CFO •Over 20 years of experience in private equity and investment banking •Served as Sr. Managing Director at Solic Capital •Previously served as CFO and GM for various companies in manufacturing, business services, and healthcare •Education: BS from Brigham Young University and MBA from Northwestern’s Kellogg Graduate School of Management Mark Russell Nikola President(1) •Over 20 years of experience building and managing companies in the manufacturing industry •Served as president and COO of Worthington Industries (NYSE:WOR) from 2012-2018 •Previously served as GM of Engineered Aerospace Products at Alcoa. Inc (NYSE:AA) •Education: BS from Weber State University and JD from Brigham Young University

0 1 2 3 Zero Emissions One global truck platform Two market solutions: BEV for short haul and FCEV for long haul applications An opportunity to invest in scalable clean technology Three Core Business offerings: BEV, FCEV, and Hydrogen production and refueling

i. Nikola company introduction

We are Nikola A unique business model… Vision: to be the zero emissions commercial transportation system leader Addressing Huge “Green-to-Wheel” Commercial Vehicle Ecosystem TAM • Estimated $600B+ Global TAM comprised of both vehicle and energy supply(1) • Tightening global emissions standards require a zero emissions solutions over the near-term Industry Leading Technology Portfolio to Address Specific Use Cases • BEV truck with best-in-class range and capabilities, ideally suited for shorter-haul applications • World’s most advanced Hydrogen (H2) FCEV Truck, ideally suited for long-haul applications Enabled by World Class Partnerships and Investments by Strategic Players • Partnership and European JV with CNHI IVECO, a global Commercial Vehicle OEM • Strong partnerships throughout transportation ecosystem to de-risk business Pace-Setting Speed-to-Market • Planned 2021 BEV launch • Planned 2023 FCEV launch and H2 station operations Meeting Strong Demand from Blue Chip Customers • $10B+ FCEV pre-order book (2+ years of orders), with robust demand for newly introduced BEV truck • Anheuser-Busch piloting fleet and H2 station operations On a Path to Effectively Scale Green Energy Storage to Ultimately Transform Transportation Fueling Landscape • Partnered with NEL to develop first-in-kind H2 station infrastructure With a Deep Roster of Management Talent to Pursue Vision of Zero Emission Transportation Ecosystem 1. $600B TAM also includes truck maintenance, addressed by Nikola’s FCEV Bundled Lease offering

POWERED BY A UNIQUE BUSINESS STRATEGY

Together, the distinct business offerings enable disruption across the "Green-to-Wheel" value chain

KEY NIKOLA FACTS

- Founded in 2015 by Trevor Milton
- Based in Phoenix, AZ with ~230 employees
- +14,000 FCEV truck reservations to-date (~$10B sales value), with robust demand for newly-introduced BEV truck
- +$500M of capital raised to-date[1]

OVERVIEW OF STRATEGIC PARTNERSHIPS

CNH Industrial, WABCO, EDAG, AVL, Ryder Ever better., BOSCH, nel

CORE BUSINESS / PLATFORM ENABLED

	BEV Truck	FCEV Truck	H_2 Stations	Autonomous Ready	Grid Storage and BEV Charging
BUSINESS MODEL COMPONENT	• BEV powered truck • Industry-leading range of up to 300 miles • Leverage existing FCEV work and partnership with CNHI to co-develop BEV truck for production in the next 12 – 18 months	• H_2 FCEV powered truck • 500 – 750 mile range • Attractive "bundle pricing" model (truck, fuel, maintenance)	• Economically produce H_2 fuel via electrolysis • Initial methodical roll-out of targeted station development along "dedicated routes" • Electricity input (grid, solar, wind) purchased via long-term supply agreements	• Level 4 hardware standard • Automatic braking and lane keeping • Full fleet management solutions and data capturing • Over-the-air software updates	• Leverage technology and infrastructure to act as a grid buffer and to capture intermittent energy sources • Provide BEV charging solutions to short-haul customers
TARGET USE CASE	Shorter-haul	Long-haul	H_2 Production and Refueling of FCEV	Capacity-as-a-Service	Energy-as-a-Service
	Complementary offerings: with significant overlap in components; BEV and FCEV address different use cases		Significantly increases addressable market vs. truck offering alone	Additional growth opportunities based on truck and H_2 station platform	

1. Amount includes in-kind contribution of services from CNHI (see slide 12 for additional detail); does not include capital from VectoIQ transaction

8

DEMONSTRATING SIGNIFICANT GROWTH AND PROGRESS ON VISION SINCE 2015

Over $500M raised to date to support commercialization of unique business model

2015
- Trevor Milton founds Nikola
- Build-out of team, hired:
  - Chief Engineer
  - Chief Designer
  - Battery Engineer

2016
- Prototype of Nikola One Unveiled
- Signed sales and service agreement with Ryder Systems

2017
- Bosch co-development and strategic supply chain partnership established
- Nel announced as sole equipment supplier for hydrogen stations

2018
- Signed binding agreement to provide Anheuser-Busch with up to 800 trucks
- Signed Hydrogen Station Development agreement with Nel

2019
- Unveiled fully operational Nikola Two Alpha trucks at Nikola World; most advanced FCEV truck on the planet
- Entered North America production alliance and European joint venture with CNHI Iveco

	2015	2016	2017	2018	2019
Total Truck Reservations	N/A	~7,900 FCEV	~8,200 FCEV	~14,000 FCEV	Reservation book frozen; negotiating with strategic fleet partners for launch and pursuing binding contracts
Capital Raised in Calendar Year	N/A	$16M Series A @ $300M pre-money valuation	$44M Series B @ $900M pre-money valuation	$214M Series C @ $1.1B pre-money valuation	Secured $250M investment from CNHI Iveco as part of Series D representing a pre-money valuation of $3B

9

TECHNOLOGY PORTFOLIO ADDRESSES COMPLEMENTARY USE CASES

GENERAL TECHNOLOGY COMPARISON

Nikola is the only company offering both BEV and FCEV solutions; addressing both short-haul and long-haul markets

	HYDROGEN-ELECTRIC	100% BATTERY ELECTRIC	DIESEL
PRIMARY POWER UNIT (PPU)	Hydrogen Fuel Cell	Battery	Diesel Engine
REFUEL/CHARGE TIME	10-15 minutes	Several Hours	10-15 minutes
EST. RANGE	500-750 miles (Long-haul)	100-300 miles (Medium-/Short-haul)	500-750 miles
REFILL AFFECT ON ELECTRICAL GRID	Hydrogen stations act as buffer & balance grid	Recharge to be managed within grid load capacity	N/A
PPU SUSTAINABILITY PROFILE	Hydrogen is the most abundant element on planet	Dependent on further advances in technology	Access to oil reserves can be costly and prices are highly volatile
IMPACT ON EMISSIONS	Zero emission vehicle	Zero emission vehicle	Heavy emission vehicle unlikely to adhere to future regulations on emissions standards
EST. VEHICLE WEIGHT	~22,000-24,000 lbs	~25,000-27,000 lbs	~17,000-19,000 lbs
EST. HAULING CAPACITY[1]	~56,000-58,000 lbs	~53,000-55,000 lbs	~61,000-63,000 lbs

Complementary Use Cases (Hydrogen-Electric and 100% Battery Electric)

1. Estimated hauling capacity includes both cargo capacity and the weight of the trailer

10

WORLD CLASS STRATEGIC PARTNERSHIPS...

Nikola's extensive network of strategic partnerships significantly reduces execution risks, improves commercialization timeline, and provides long-term competitive advantage

MARQUEE CO-DEVELOPMENT PARTNERS

CNH Industrial / IVECO

- International leader in the development, manufacture, marketing, and servicing of a vast range of light, medium, and heavy commercial vehicles
- Series D investor and partner in 50/50 European joint venture and North American production alliance

BOSCH

- Leading global supplier of technology and services to automotive, industrial, energy, building technology, and consumer end markets with ~410,000 employees and ~$90B in annual revenue
- Series B and C investor and powertrain design (e.g., fuel cell, battery, VCU) co-development partner
  - Any related IP will be jointly owned by Nikola

OTHER KEY INDUSTRY PARTNERS

Hanwha

- One of the world's largest and most recognized photovoltaic manufacturers and energy providers
- Series C investor and exclusive solar panel provider

nel

- Largest producer of electrolyzers and other hydrogen equipment
- Series C investor and hydrogen production equipment supplier (electrolyzers and other components for hydrogen stations)

WABCO

- Leading global supplier of braking control components and air management systems to medium- and heavy-duty trucks
- Series B investor in Nikola and brake traction and stability control system developer

EDAG

- #1 global engineering service provider to the Commercial Vehicle industry for cab development
- Cab and Chassis engineer

Ryder Ever better.

- Largest truck leasing company in the U.S. with over 800 service centers and 6,000 highly trained technicians
- Exclusive sales and service partner

AVL

- World's largest independent company for the development, simulation and testing of powertrains
- Designer and developer of first-in-class vehicle and hydrogen fuel cell test facility

11

...ANCHORED BY LANDMARK PARTNERSHIP WITH CNHI IVECO

Partnership with CNHI Iveco significantly de-risks North America production execution and accelerates penetration of attractive European market

WHO IS CNHI IVECO?

One of World's Leading Capital Good Companies with Annual Revenue of $30B+

- CNHI's Iveco business is a leading truck, bus, and light commercial vehicle manufacturer in Europe, South America, and Asia with 175,000+ annual unit volume[1]
- Currently the leader in CNG/LNG alternative propulsion for the European trucks market, complementary to investment in Nikola BEV and FCEV technology
- Announced plan to spin-off as an independent company in 2021

INVESTMENT SUMMARY

CNHI Iveco's invested $250M in Nikola as Part of Series D Round

- $100M cash investment
- $150M investment in form of in-kind services related to North America engineering and production
- Announced September 3, 2019

ADDITIONAL DETAILS

- CNHI Iveco engineers to embed with Nikola team to develop production-ready truck and leverage its expertise across all elements of the manufacturing process
- Nikola/CNHI Iveco product to be produced on dedicated lines within existing Iveco manufacturing facilities

PARTNERSHIP AND JV

North America Engineering and Production Alliance (100% of N.A. Business Retained by Nikola)

- Significantly de-risks Nikola operational execution by leveraging the expertise and capabilities of one of the world's leading commercial vehicle manufacturers
- CNHI Iveco to provide **$150M** of engineering and production to support bringing Nikola trucks to market

Europe Joint Venture (50/50 Split)

- Allows Nikola to accelerate penetration of attractive European addressable market while minimizing execution risk and optimizing Nikola management bandwidth
- Nikola and CNHI's Iveco truck business to operate 50/50 joint venture leveraging Iveco's engineering expertise and existing production and sales/service footprint

Significant potential financial contribution from joint venture is incremental to existing Nikola North America model

KEY BENEFITS

- Production alliance significantly de-risks truck manufacturing execution by providing:
  - Global license to the S-Way platform – the most recently introduced Class 8 truck in the world
  - Ability to leverage existing parts bin and capture purchasing savings
  - Access to engineering support
  - Potential assembly capabilities
- Enables Nikola to enter significantly larger European market

1. CNHI delivered ~175,900 vehicles in 2018; includes trucks, buses, light commercial, and specialty vehicles

12

ROBUST BLUE CHIP DEMAND FOR A ZERO EMISSIONS TRANSPORTATION SOLUTION

Nikola has over 14,000 FCEV truck pre-orders, with robust demand for newly introduced BEV truck

SUMMARY OF FCEV TRUCK RESERVATIONS PRIOR TO BOOK FREEZE IN FALL 2019

 # OF TRUCKS

FCEV reservation book frozen; negotiating with strategic fleet partners to convert pre-orders to binding contracts with deposits for initial FCEV rollout



All Other Reservations Holders ~5,300 36%
Large U.S. Fleet Owner ~5,000 34%
TOTAL
14,602 FCEV TRUCKS
~$10.2B
REALIZABLE VALUE
Large Truck Leasing Companies ~1,500 10%
AB Inbev 800 6%
Large Equipment Providers ~500 4%
Other Fleets with at least 100 Trucks Reserved ~1,500 10%

- AB Inbev pre-order for 800 trucks represents a binding order
- Majority of FCEV reservations (~50%) reflect large corporate customers with investment grade credit ratings

ADDITIONAL RESERVATIONS DETAIL

- Nikola BEV demand: following unveiling of Nikola BEV truck in Fall 2019, company has been engaged with potential strategic customers
  - Discussion focused on multi-thousand truck pre-orders with binding contracts with significant deposits 12 months prior to delivery
  - Robust BEV demand projected to fill first 2 – 3 years of production
- FCEV demand equally robust, with reservation book projected to fill first 2+ years of production

THEMES DRIVING DEMAND

- Commercial vehicle purchasing decision driven by Total Cost of Ownership (TCO) of vehicle, including cost of truck, fuel, and maintenance
  - Nikola's unique FCEV Bundled Lease model ensures TCO cost parity with diesel as well as TCO consistency and predictability for fleet operators
- Corporations are increasing focus and efforts to reduce greenhouse emissions in their value chains

Coca-Cola | Walmart | pepsi | Carrefour | ups | amazon

13

OTHER NIKOLA PROGRAMS

Nikola can leverage zero emission powertrain expertise to address transportation adjacencies

BADGER & POWERSPORTS STRATEGY

- Programs provide significant benefit to core semi-truck and H_2 station programs, including:
  - Branding halo, driving awareness of Nikola and its industry-defining technology
  - R&D synergies on electric drivetrain, battery technology, and other core components
- Nikola is pursuing business models for Badger and PowerSports that will provide financial upside with minimal capital outlay or management distraction
- Management team remains focused on core semi-truck and H_2 station programs and executing on Nikola's business plan

BADGER PICKUP TRUCK





- 600 miles on blended FCEV / BEV
- 300 miles on BEV alone
- Operates on blended FCEV / BEV or BEV only by touch of a button

- 906 HP peak / 455 HP continuous
- 980 ft. lbs. of torque
- 160 kWh, flooded module - lithium-ion battery and 120 kW fuel cell

POWERSPORTS



NIKOLA NZT

FULLY-ELECTRIC FOUR-SEATER OHV



RECKLESS

MILITARY GRADE FULLY-ELECTRIC TACTICAL OHV



NIKOLA WAV

FULLY-ELECTRIC SIT-DOWN PERSONAL WATERCRAFT



MICHAEL ERICKSON, PRESIDENT OF POWERSPORTS

- Leads Nikola PowerSports business
- An energy and powersports industry veteran



ANDREW CHRISTIAN, VP, BD / DEFENSE POWERSPORTS

- Retired from Marine Corps with 28+ years of active duty service
- Marine Special Operations Officer and combat veteran



JORDAN DARLING, VP, POWERSPORTS

- Oversees PowerSports division of both UTVs and watercraft
- Founder of Free Form Factory

14

Deep bench of experienced management key to making the vision a reality Trevor Milton Executive Chairman(1) Nikola’s management team brings together proven leaders with deep industry and domain expertise MARK RUSSELL President & CEO(1) KIM BRADY CHIEF FINANCIAL OFFICER JESSE SCHNEIDER EVP, HYDROGEN FUEL CELL TECH UMRAN ASHRAF HEAD OF VEHICLE ENGINEERING Britton Worthen Chief Legal Officer Nha Nguyen Safety Officer Kevin Lynk Chief engineer, powertrain Ron Johnson Senior Technical Lead, Chassis Joseph Pike Chief Human Resources Officer Mike Chaffins Senior Director, Supply Chain and Purchasing Varoujan Sarkissian Head of Vehicle Electrical and Controls Christopher Eckert Senior Technical Lead, Cab Elizabeth Fretheim Head of Business Development Dale Prows Head of Hydrogen Supply chain Erik Tuft Senior Designer Alain Hadorn Senior Director, Program Management and Quality Vince Caramella Head of marketing Livio Gambone Head of Hydrogen Storage Isaac sloan Chief Software Architect Saied Emami Senior Technical Lead, CAE 1. Titles reflect roles post-closing Vehicle Engineering Safety, Supply Chain, and Hydrogen Corporate Functions Design, Powertrain, and Software

ii. Nikola Market overview and business model summary

OVERVIEW OF NIKOLA'S ADDRESSABLE MARKET

Nikola can service estimated $600B TAM with BEV and unique FCEV bundle pricing model that includes truck, fuel, and maintenance

BEV / FCEV MARKET OPPORTUNITY[1]

Global Class 8 Truck Market:
- ~$600B Total Addressable Market[2] / ~7M Trucks in Service

BEV Short-haul Focus:
U.S. Class 8 Truck Market
- ~$130B TAM[2] / ~2M Trucks in Service


Global Heavy Duty Truck Market
U.S. Class 8 Truck Market

KEY DRIVERS FOR ZERO EMISSION COMMERCIAL VEHICLE DEMAND

- Commercial vehicle buying decision driven by Total Cost of Ownership (TCO)
- The largest Class 8 fleets are replaced every 3-5 years on average — adoption of new technology is expected to be rapid once it passes TCO parity threshold
- Increasingly stringent global emissions standards will increase comparative advantage of zero emissions vehicles relative to diesel
- In some cases, such as city centers, diesel will be banned entirely
- Governments, fleet owners, and other stakeholders are demanding a zero emissions solution

BREAKDOWN OF U.S. CLASS 8 $130B TAM


Service and Maintenance
$29B
22%
Truck
$37B
29%
Diesel
$63B
49%

N.A. CLASS 8 TRUCK SEGMENT STRATEGY FOR INITIAL ROLLOUT OF FCEV

1,800,000 CLASS 8 SEMI-TRUCKS ON THE ROAD DAILY[1]


~25%+
450,000 TRUCKS RUN ON DEDICATED ROUTES
~75%
1,350,000 TRUCKS

- Dedicated routes are primarily comprised of private fleets and dedicated operations of large for-hire carriers
- For initial rollout of FCEV, Nikola will target the largest private and dedicated fleets with either nationwide or significant regional distribution networks
- Focus on dedicated routes allows for targeted, capital-efficient deployment of hydrogen stations

1. Includes both short-haul and long-haul heavy duty truck markets
2. Including vehicle, fuel, and service & maintenance; based on proprietary research from ACT Research

17

SELECT MEDIUM AND HEAVY DUTY BEV AND FCEV ANNOUNCEMENTS

Nikola is positioned to be a first mover in both BEV and FCEV, with an advanced state of truck development

NIKOLA



- Market is awakening to the vast potential of BEV and FCEV heavy duty trucks
- Nikola trucks are in advanced stages of development and testing and are expected to meet specific use case needs, supporting potential rapid market adoption

BEV ANNOUNCEMENTS

DAIMLER	eActros Class 8 Truck Serial production 2021	PACCAR DAF	CF Electric Short Haul and Refuse Fleet trials 2019
FREIGHTLINER	eCascadia Class 8 Truck Serial production 2021	Cummins	AEOS Class 7 Truck Announced production 2020
FUSO	E-Fuso Vision One Class 8 Truck Serial production 2021		ET-1 Class 8 Truck Announced production 2019
VOLVO	FL and FE Medium and Heavy Duty Serial production March 2020		Plan to spend €1B+ in electro mobility by 2025
RENAULT Trucks	Z.E. Lineup Short Haul and Refuse Pre-series model testing 2H19	TESLA	Semi Class 8 Truck Limited production 2020
MACK	LR Refuse Refuse Testing 2020	NAVISTAR	International eMV Medium Duty Production 2021

Same Truck Group

FCEV ANNOUNCEMENTS

KENWORTH	HYUNDAI	DAIMLER Trucks	Cummins HYDROGENICS
FCEV Truck Heavy Duty Limited production Q4 2019 (10 units)	H2 XCIENT Heavy Duty Production 2023	Announced goal to have H_2 series-production vehicles by the end of the 2020s	FCEV Truck Class 8 Truck No announced production

18

NIKOLA'S ADVANTAGE: BUNDLED FCEV OFFERING

SIGNIFICANTLY MORE ATTRACTIVE THAN DIESEL

THE INDUSTRY'S FIRST-EVER "BUNDLED PRICING"

- 7-year lease/700,000 miles
- Lease includes the cost of truck, hydrogen fuel, repair, and maintenance
- Lease model eliminates payback period and technology risk for customers, enabling more rapid adoption

PROJECTED NIKOLA FCEV VS. DIESEL COST PER MILE


$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
Total TCO: $0.95 per Mile
Includes all vehicle, service & maintenance, and fuel costs
Total TCO[2]: ~$0.97 per Mile
Fuel Cost: ~$0.51 per Mile
Service & Maint: ~$0.21 per Mile
Vehicle Payments: ~0.26 per Mile
NIKOLA FCEV
TCO Certainty
Traditional Diesel
TCO Volatility

Increasing cost of diesel operations due to tightening emission standards reinforces Nikola's bundled FCEV TCO advantage vs. traditional diesel truck ownership

TOTAL COST OF OWNERSHIP CERTAINTY

Historically, diesel fuel has comprised anywhere from 40-60% of total ownership costs[1]. Nikola's Bundled Lease offers operators complete cost predictability at cost parity with diesel

BETTER PERFORMANCE

Outperforms diesel and battery trucks in range, horsepower and torque. Shorter recharge time than battery electric trucks

ENHANCED SAFETY

6x2 drive, torque vectoring, faster stopping, lower center of gravity

HYDROGEN SAFER THAN DIESEL

Lower vapor pressure, will not form combustible mixture with air, harder to ignite, hydrogen dissipates into atmosphere

Extensive safety testing performed by third-party experts

ENVIRONMENTALLY FRIENDLY

Zero emissions and nearly silent. Hydrogen stations powered by renewables

AUTONOMOUS READY

Enhanced autopilot, automatic braking, and automatic lane keeping standard on each vehicle

1. Based on prior 7 years' data from ATRI, excluding driver costs
2. Cost per mile data is based on proprietary research from ACT Research and ATRI's 2018 Operational Cost of Trucking; fuel is based on the prior 7 years' average given volatility of input costs

19

single fcev truck lease unit economics PROJECTED CASH GENERATED PER TRUCK LEASE Each individual FCEV truck lease is anticipated to have steady cash generation over the life of the lease Gross Revenue $665,000 Materials Labor - direct and indirect Warranty Expense @ 3.0% of Truck Revenue $173,624 7,500 7,050 Nikola Cost per kg of Hydrogen x kg of Hydrogen used over 700,000 miles @ 7.5 Miles/kg $2.47 93,333 Service & Maintenance Cost @ $0.067/Mile $46,760 Total Service & Maintenance Cost $46,760 Total Cost of Nikola Lease $465,571 Station CapEx per Lease(4) $26,365 1. 2. 3. 4. 5. Analysis does not include potential financing charges that may be incurred to securitize and monetize some portion of the Nikola lease Hydrogen fuel cost includes all hydrogen station related operating expenses including electricity costs, water costs, station personnel cost, and hydrogen station maintenance Vehicle profit presented before corporate general and administrative expenses Assumes each station has a 21-year useful life and supports 210 truck leases during each 7-year lease period Does not include any potential upside from truck residual value at the end of the lease Cash Generated per Truck Lease(5)$173,064 Vehicle Profit Per Nikola Lease (Before Corporate G&A)(3)$199,429 Vehicle Profit Margin 30.0% Hydrogen Cost Per Truck Lease(2)$230,637 Truck Cost$188,174 LEASE TRUCK TOTAL SERVICE, STATION CASH PER REVENUE MATERIALS & FUELING COST MAINT. AND CAPEX PER TRUCK LEASE LABOROTHER LEASE $665,000 $188,17 $230,63 $46,760 $26,365 $173,064 Projected Nikola Lease Model Economics(1)

FCEV TRUCK DEMAND CATALYZES BUILD OUT OF HYDROGEN INFRASTRUCTURE

Hydrogen is an efficient storage method of renewable electricity, with potential to reduce stress on grid

BENEFITS OF HYDROGEN PRODUCTION AND REFUELING

- Fast refuel time – similar to today's refueling time for diesel engines
- Hydrogen fuel can be produced from a variety of renewable sources
- Hydrogen production serves as a load balancing mechanism for the grid-enabling further incorporation of renewable power sources
- Hydrogen can provide an effective form of storage for intermittent energy sources

LEADING THE CHARGE FOR INDUSTRY STANDARDS

- Nikola and other industry leaders signed an MOU in early 2019 to assist in standardization and increase the speed to market for critical hydrogen fueling components
- In December 2019, Nikola was voted co-chair of the consortium by its members – validating its position as a first-mover in the industry

Air Liquide | HYUNDAI | nel | Shell | TOYOTA

HYDROGEN AS ENERGY STORAGE



Water
Electricity
Electrolysis process utilizes water and electricity to create Hydrogen and Oxygen
Hydrogen
Oxygen
(By-product)
Fuel Cell
Electricity
Water
(By-product)

nel

Partnership with NEL provides access to deep electrolysis H_2 production expertise to deliver zero emissions transportation ecosystem

90+ Years of Experience

>3,500 Electrolyzers Delivered

~50 H_2 Fueling Stations Installed

Customers in 80+ Countries

Designed 1st Country-Wide H_2 Network[1]

1. NEL designed Danish planned H_2 network, expected to initially consist of 11 stations utilizing NEL's electrolysis technology

21

Hydrogen stations overview ADVANTAGES OF HYDROGEN Hydrogen fuel cell vehicles share the benefits of battery electric vehicles with an extended range for long-haul duty • Heavy Duty Fuel Cell Vehicles are capable of having ranges & fueling times equal to that of today’s diesel trucks • Hydrogen Fuel Cell Vehicles have the same benefits of electric vehicles as they use the same electric motors (more horsepower, instant torque, zero emissions, etc.) while eliminating many issues derived from battery electric vehicles (long recharge times, limited range, cold start, added weight, etc.) ZERO EMISSIONS HEAVY DUTY FAST FUELING LONGER RANGE LESS WEIGHT HYDROGEN FUEL CELL ECOSYSTEM OVERVIEW

H_2 STATION ROLL-OUT

DEDICATED SINGLE-STATION STRATEGY

Targeting dedicated routes segment enables a focused roll out of H_2 station network to optimally manage capital outlay

HYDROGEN STATION ROLL-OUT STRATEGY

- Hydrogen fueling stations will be built one at a time along dedicated routes, based on customer need and network optimization
- ~450,000 trucks, or ~25% of total fleets[2], operate along dedicated routes, typically between a plant and distribution center along major freight corridors
- Initial build out of ~1,200 station equivalents[3] will be developed to serve this section of the market (based on 210 trucks per 8,000kg station)
- Station locations determined by pre-orders, selecting customers with routes along the most trafficked freight corridors
- First stations may potentially operate as hubs, allowing fleets to refuel within a 250-mile radius
- Projected average one-time station capex of $16.6M expected to support 630 leases over 21 years – improvements in technology are expected to reduce capex by 10% in 2025 and beyond

PROJECTED TOTAL STATION CAPEX

One Time Station Related Capex		
Station Production and Fueling Equipment[1]	$	14,860,000
Land and Building		1,750,000
Total Station CapEx	**$**	**16,610,000**
210 Trucks x 3 Product Cycles		630
Total Station Capex per 7-year Truck Lease	**$**	**26,365**

Key Hydrogen Station Components



NEL A-485 electrolyzer 1,000kg/day 2.2MW



50MPa Hydrogen Storage



Dual H_2Station® Fueling 1,000kg/day two dispensers

1. Includes transformer/rectifier, electrolyzers, supply compressors, hydrogen storage, fueling station equipment, dispensers and installation
2. Management/industry source estimate
3. Equivalent of 1,200 stations producing 8,000kg; actual number of locations will likely vary as some stations will produce >8,000kgs

23

H_2 STATION UNIT ECONOMICS

Single-station model expected to generate cash to fund future stations and potentially have access to multiple financing options to fund ongoing H_2 network development

HYDROGEN STATION KEY ASSUMPTIONS

- $0.035/kWh of electricity
- 61.2 kWh needed to produce 1 kg of hydrogen
- 11.1 liters required to produce 1 kg of hydrogen
- 3 FTE per station
- 100% station utilization, or 8,000 kg per day (2,920,000 kg per year)
- Station useful life of 21 years

Working with Nel, Nikola plans to generate hydrogen at scale in a cost effective manner

Annual Cost to Produce Hydrogen [1]		Assumption	Notes
Hydrogen Station Direct Variable Costs		**Assumption**	**Notes**
Electricity Consumption Cost	$ 6,254,640	178,704	MWh @ $35.00 per MWh
Water Consumption Cost	39,407	8,585,484	# of gallons @ $4.59 / 1,000 gallons
Hydrogen Station Direct Fixed Costs			
Repair and Maintenance [2]	640,000	8.0%	% of total station capex
Insurance Costs and Charges	166,100	1.0%	% of total station capex
Station Personnel Cost	115,500	3.0	# of FTE's @ $35k salary + 10% benefits
[A] Total Operating Expenses	**$ 7,215,647**		
Station Depreciation	731,429		
Total P&L Expense	**$ 7,947,076**		
[B] Annual H2 Production (tonnes) [3]	2,920		Electrolyzer power consumption of 52.8 kWh/kg
Cost per kg (excl. Depreciation)	**$ 2.47**		[A] / [B]

CASH GENERATED PER STATION – 630 TRUCKS (3 LEASE CYCLES)

	Pre-Delivery	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Years 1-7	Years 1-21 Full Station Life
Station CapEx [4]	($16,610,000)	-	-	-	-	-	-	-	($16,610,000)	($16,610,000)
Fuel Revenue - 210 Trucks		10,500,000	10,500,000	10,500,000	10,500,000	10,500,000	10,500,000	10,500,000	73,500,000	$220,500,000
Station Fuel & Operating Cost [5]		(6,919,114)	(6,919,114)	(6,919,114)	(6,919,114)	(6,919,114)	(6,919,114)	(6,919,114)	(48,433,797)	($145,301,392)
Annual Unlevered Cash Flow	**($16,610,000)**	**$3,580,886**	**$3,580,886**	**$3,580,886**	**$3,580,886**	**$3,580,886**	**$3,580,886**	**$3,580,886**	**$8,456,203**	**$58,588,608**

Implied 21-Year Unlevered IRR [6]	**21%**
Implied 21-Year Levered IRR [7]	**43%**

A combination of debt and equity financing (at the station level) may be utilized to maximize capital efficiency and return to shareholders

1. Assumes station at 100% utilization; based on initial costs, savings are expected in 2025 and beyond due to anticipated advances in technology
2. Repair and maintenance includes monthly, quarterly, and annual inspections of the electrolysers, dispensers and compressors, sensors and detectors, worn out parts (including the work done to replace them), replacement/filling of misc. medias, analysis and optimization of operation parameters, remote monitoring, and troubleshooting
3. 1 metric tonne = 1,000 kg
4. Given construction lead-time for each station, upfront station capex for the first lease cycle is assumed one year prior to cash flow generated in Year 1
5. Represents all hydrogen station operating expenses including electricity costs, water costs, station personnel, and station maintenance; excludes corporate G&A expenses
6. IRR based on quarterly cash flows evenly spread over each year unless otherwise noted
7. Assumes stations are financed with 60% debt, with a maturity of 10 years and a 6% interest rate

24

Station infrastructure and development Partnered with NEL to develop first-in-kind hydrogen station infrastructure Nikola Demo Station Development Demo Station #1 Demo Station: Nikola HQ (Phoenix, AZ) •Station Timing: completed Q1 2019 •Station Offers: H2 storage and dispensing •Other: onsite storage 1,000 kg R&D 8-Ton Station: R&D Facility (Phoenix, AZ) •Station Timing: begin Q2 2020, complete by Q4 2021 •Station Offers: H2 production, storage, and dispensing •Other: (8) 1-ton electrolysers onsite capable of producing 8,000 kgs of hydrogen per day AB 8-Ton Pilot Station: Van Nuys, CA •Station Timing: begin Q4 2020, complete by mid-2022 •Station Offers: H2 production, storage, and dispensing •Other: (8) 1-ton electrolysers onsite capable of producing 8,000 kgs of hydrogen per day

Dedicated fcev fleet roll out case study Anheuser-Busch (AB) AB PILOT STATION Initial site selection determined based on customers’ dedicated routes • Currently working with Nel to build 8-ton hydrogen station near the Anheuser-Busch brewery in Van Nuys, CA Station capable of producing 8,000 kgs of hydrogen per day Station expected to be fully commissioned in 2022 Fleet Test Beta Trucks with AB Starting mid-2021 utilizing Phoenix hydrogen station until Van Nuys station complete in 2022 • • • ANHEUSER-BUSCH STATION LOCATIONS AB to convert entire distribution fleet (approx. 800 trucks) to Nikola trucks AB has 12 breweries and 6 distribution centers located across the United States Nikola anticipates developing a hydrogen station near each brewery location to provide access to each distribution center Additional stations may be developed at certain distribution centers depending on the roundtrip length of the lane • • • •

iiI. Nikola Truck Development strategy and timeline

NORTH AMERICA BEV TRUCK TIMELINE

PROJECTED ROAD MAP TO FLEET TESTING (2020 – 2021)

Nikola's partnership with Iveco accelerates the development and production of a BEV truck, shortening its go-to-market strategy by 1 to 1 ½ years

- Plan: Take the current Iveco S-Way platform and electrify the powertrain
- Iveco Responsibilities: Cab, chassis, and vehicle integration
- Nikola Responsibilities: e-Axle (motors and inverters), battery pack, BMS, vehicle controls strategy, and infotainment
- Projected Schedule:
  - Unveil first truck in Hanover on Sept. 24, 2020
  - Utilize Iveco's Ulm facility in Germany for prototype, pre-series, and low volume builds in 2020 and 2021
  - Begin limited testing with fleets in Q4 2020
  - Enter low volume production in Q1 2021



2020
2021
2022
Jan Feb Mar Apr May Jun July Aug Sept Oct Nov Dec
Jan Feb Mar Apr May Jun July Aug Sept Oct Nov Dec
Jan Feb Mar Apr May Jun
Milestones
Start Pilot Builds
IAA Hanover Show
SOP (US Market - EU Build)
SOP (US Market - US Build)
Engineering/ Design
ENGINEERING AND DEVELOPMENT
RELEASE ENGINEERING
Purchasing/ Sourcing
SUPPLIER IDENTIFICATION / SOURCING
TOOLING BUILD
COMPONENT / SUB ASSEMBLY BUILD
APQP PROCESS
Vehicle Build
PROTOTYPE BUILDS / 3 BUCKETS OF 4
Fleet Test Units
PRE-SERIES BUILDS
LV BUILDS (US MARKET / EU BUILD)
US MARKET (COOLIDGE, AZ)
Vehicle Validation
COMPONENT VALIDATION
PPAP EVENT
VEHICLE VALIDATION

28

NORTH AMERICA FCEV TRUCK TIMELINE

PROJECTED ROAD MAP TO COMMERCIALIZATION (2020 – 2023)

Low volume production for FCEV trucks expected to begin in Q1 2023

- To achieve SOP milestone, Nikola's engineering, manufacturing, and testing must have a coordinated and collaborative understanding of the overall vehicle architecture
- Production-intent builds expected to begin at Beta Phase (2H 2021)



2020
2021
2022
2023
Jan Feb Mar Apr May Jun July Aug Sept Oct Nov Dec
Milestones
Eng. Kick Off
Arch Freez
Start Pilot Builds
SOP (Low Volume
Engineering / Design
ENGINEERING AND DEVELOPMENT (BETA)
ENGINEERING AND DEVELOPMENT (GAMMA)
RELEASE ENGINEERING
Purchasing/ Sourcing
SUPPLIER IDENTIFICATION / SOURCING
TOOLING BUILD
COMPONENT / SUB ASSEMBLY BUILD
Vehicle Build
BETA BUILD
TEST FLEET MILEAGE ACCUMULATION
GAMMA BUILD
PRODUCTION BUILD
Vehicle Validation
COMPONENT VALIDATION
DESIGN VALIDATION
TEST FLEET MILEAGE ACCUMULATION
PRODUCTION VALIDATION

29

IV. Financials, transaction overview and valuation

NORTH AMERICA FINANCIAL OVERVIEW

Financial projections below only cover North America business and do not reflect potential upside from 50/50 JV in Europe

NORTH AMERICA FINANCIAL SUMMARY

$M, UNLESS OTHERWISE NOTED

	2020P	2021P	2022P	2023P	2024P
Key Income Statement Drivers					
BEV Trucks Sold (# of Units)	-	600	1,200	3,500	7,000
FCEV Trucks Sold (# of Units)	-	-	-	2,000	5,000
H2 Stations Completed (# of Units)	-	-	-	10	24
Income Statement Items					
BEV Truck Revenue	-	$150	$300	$875	$1,750
FCEV Truck Revenue	-	-	-	470	1,175
FCEV Service & Maintenance Revenue	-	-	-	13	56
FCEV Hydrogen Revenue	-	-	-	56	245
Total Revenue	-	**150**	**300**	**1,414**	**3,226**
% Growth	*nm*	*nm*	*100.0%*	*371.4%*	*128.1%*
(-) Cost of Goods Sold	-	(112)	(242)	(1,113)	(2,507)
Gross Profit	-	**38**	**58**	**301**	**719**
Gross Profit Margin	*nm*	*25.2%*	*19.2%*	*21.3%*	*22.3%*
(-) Operating Expenses	(222)	(303)	(274)	(416)	(574)
EBIT	**(222)**	**(265)**	**(216)**	**(114)**	**145**
EBIT Margin	*nm*	*(176.9%)*	*(72.0%)*	*(8.1%)*	*4.5%*
(+) Depreciation & Amortization	11	20	41	48	68
EBITDA	**($211)**	**($245)**	**($175)**	**($66)**	**$213**
EBITDA Margin	*nm*	*(163.3%)*	*(58.4%)*	*(4.6%)*	*6.6%*
Balance Sheet and Cash Flow Items					
Net Working Capital	**($9)**	**$20**	**$41**	**$201**	**$476**
% of Revenue	*nm*	*13.4%*	*13.8%*	*14.2%*	*14.8%*
Truck Manufacturing Facility, Equipment & Other Capex	(156)	(293)	(196)	(64)	(34)
H2 Stations & Equipment Capex	-	(6)	(100)	(305)	(639)
Total Capital Expenditures	**($156)**	**($298)**	**($296)**	**($368)**	**($673)**
% of Revenue	*nm*	*198.7%*	*98.6%*	*26.0%*	*20.9%*

- North America BEV production projected to begin in 2021; North America FCEV production projected to begin in 2023
- $3.2B of revenue expected by 2024
- Expected steady state EBITDA margins of >25%

31

PROPOSED TRANSACTION OVERVIEW

TRANSACTION STRUCTURE

- On March 2, 2020, Nikola and VectoIQ agreed to enter into a business combination
- The transaction is expected to close in Q2 2020
- It is anticipated that the post-closing company will be a Delaware corporation, retain the Nikola name, and be listed on the NASDAQ

VALUATION

- Transaction implies a fully diluted pro forma enterprise value of ~$3.3 billion (~1.0x based on 2024E revenue of ~$3.2 billion)
- Existing Nikola shareholders expected to receive 79.6% of the pro forma equity and $70 million cash[(1)]

CAPITAL STRUCTURE

- The transaction will be funded by a combination of VectoIQ cash held in a trust account, VectoIQ common stock, and proceeds from VectoIQ PIPE
- Transaction will result in $709 million cash on the balance sheet to fund growth[(2)]

1. Including Series D investors. Excluding potential dilution from out-of-the-money VectoIQ warrants. Assumes no redemptions by VectoIQ's existing public shareholders
2. Based on $237 million cash in trust, $67 million cash from Nikola balance sheet, 52.5 million shares at $10/share PIPE ($525 million) less $50 million transaction expenses and $70 million cash to seller. Assumes no redemptions by VectoIQ's existing public shareholders

32

PRO FORMA EQUITY OWNERSHIP

$M, EXCEPT SHARE AND PER SHARE DATA

SOURCES

VectoIQ Shares	$3,207
Estimated Cash Held in Trust[1]	$237
Estimated Cash Contributed from Balance Sheet[2]	$67
Proceeds from PIPE[3]	$525
Total Sources	$4,036

USES

Equity Consideration to Nikola Existing Investors[4]	$3,207
Cash to Seller	$70
Cash to Balance Sheet	$709
Estimated Payment of Transaction Expenses	$50
Total Uses	$4,036

PRO FORMA VALUATION

Share Price	$10.00
PF Shares Outstanding[5][6]	402.9
Equity Value	$4,029
Plus: Debt	$4
Less: Cash	($709)
Enterprise Value	$3,324

ILLUSTRATIVE PRO FORMA OWNERSHIP[5][6]


VectoIQ Public Shareholders 5.7%, 23.0M Shares
VectoIQ Sponsor Shareholders 1.6%, 6.6M Shares
Shares from PIPE 13.0%, 52.5M Shares
Existing Nikola Equity Rollover[4] 79.6%, 320.7M Shares

Note: The sources and uses of funds presented herein are forward-looking statements and reflect the Company's current plans and expectations regarding financing for the business combination. The Company may elect to obtain additional financing, including the sale of additional debt or equity, or alternative financing on different terms in connection with the business combination in which case the information presented herein may change. Pro forma figures include the run-rate contribution of recent acquisitions and public company cost assumptions. Due to rounding, numbers presented may not add up precisely to the totals indicated.

1. As of 1/5/2019. Assumes no redemption by VectoIQ's existing public shareholders. Actual results in connection with the business combination may differ
2. Assumes all cash associated with Series D investment has been received prior to closing
3. Assumes 52.5M shares are issued at $10.00 per share
4. Rollover equity shares include shares issued to series D investors
5. Pro forma share count includes 23.0 million VectoIQ public common shares, 6.6 million VectoIQ Sponsor shares, 52.5 million shares from PIPE, and 320.7 million shares issued to Nikola existing shareholders; shares issued to Nikola shareholders is based on latest Series D raise amount of $277M and is subject to change if incremental Series D investment is raised prior to closing. Assumes no redemptions by VectoIQ's existing public shareholders
6. Pro forma ownership table excludes the impact of all out-of-the-money VectoIQ warrants

33

DISCOUNTED FUTURE VALUE OF NIKOLA NORTH AMERICA TRUCKCO

Valuation of North America TruckCo alone is highly attractive; H^2 station network, Europe JV, autonomous ready trucks, and grid storage components of business offer substantial potential incremental value

2027E NIKOLA NORTH AMERICA TRUCKCO EBITDA WALK

BASED ON N.A. BUSINESS

BEV Trucks	
Units Sold	14,000
Revenue per Unit ($)	250,000
2027E BEV Truck Revenue ($M)	**3,500**
FCEV Trucks	
Units Sold	30,000
Revenue per Unit ($)[1]	235,000
2027E FCEV Truck Revenue ($M)	**7,050**
2027E Total TruckCo Revenue ($M)	**10,550**
Illustrative EBITDA Margin[2]	12.8%
2027E Illustrative EBITDA ($M)	**1,352**

Illustrative EBITDA Margin conservatively assumes WholeCo OpEx cost structure applies to TruckCo business

DISCOUNTED FUTURE VALUE SENSITIVITY ANALYSES

2020E EV ASSUMING 2027E NIKOLA TRUCKCO EBITDA OF $1,352M ($B)

Discount Rate	2027E TruckCo EBITDA Multiple: 7.0x	8.0x	9.0x
15.0%	3.6	4.1	4.6
20.0%	2.6	3.0	3.4
25.0%	2.0	2.3	2.6

2020E EV ASSUMING 2027E EBITDA MULTIPLE OF 8.0X ($B)

	2027E TruckCo EBITDA		
%Δ:	(25%)	0%	25%
2027E EBITDA:	1,014	1,352	1,690
Discount Rate 15.0%	3.1	4.1	5.1
20.0%	2.3	3.0	3.8
25.0%	1.7	2.3	2.8

SUMMARY OF ANALYSIS APPROACH

- Analysis applies an NTM EBITDA multiple based on incumbent truck OEM trading levels in order to imply a 2027E future enterprise value that is discounted back to January 2020 using an illustrative discount rate
- This future value is then sensitized across a range of EBITDA multiples, EBITDA variances, and discount rates

KEY TAKEAWAYS

- TruckCo alone supports a ~$3B valuation, even with a conservative assumption that TruckCo is valued similar to incumbent Truck OEMs

1. FCEV Revenue per Unit based on truck contribution from overall lifetime value of FCEV bundled lease
2. Illustrative TruckCo EBITDA margin calculated using 2027E TruckCo Gross Margin burdened by WholeCo OpEx allocated by relative revenue contribution and TruckCo D&A added back

34

Nikola’s projected growth and future margin profile expected to be best-in-class compared to key peers Operational Benchmarking Nikola metrics Do not include Potential incremental upside from 50/50 Europe jv REVENUE GROWTH 2022E - 2025E CAGR for Nikola; 2019E - 2021E for Peers (%)(1) Median: 48.9% Median: 30.4% Median: (4.2%) 451.5 (0.6) (2.8) (5.6) (10.3) NMC SPCE NIO TSLA NEL BLDP PLUG BE 8TRA NAV VOLV B PCAR EBITDA MARGIN 2020E for Peers (%) Median: (19.4%) Median: (1.6%) Median: 11.0% ~25.0 8.1 (52.4) 2025E Run-Rate TSLA NIO SPCE BE PLUG NEL BLDP VOLV B PCAR 8TRA NAV Market data as of February 28, 2020 Future Transportation Peers(2) Fuel Cell Technology Peers(3) Commercial Vehicle Peers(4) 1. 2. 3. 4. Represents 2019A – 2021E CAGR for Tesla, Virgin Galactic, PACCAR, and Volvo Future Transportation Peers include NIO (NIO), Tesla (TSLA), and Virgin Galactic (SPCE) Fuel Cell Technology Peers include Ballard (BLDP), Bloom Energy (BE), Nel (NEL), and Plug Power (PLUG) Commercial Vehicle Peers include Navistar (NAV), PACCAR (PCAR), Traton (8TRA), and Volvo (VOLV B) 11.8 13.6 9.2 13.1 11.9 10.1 6.7 NM (9.9) (11.9) 165.9 48.9 49.1 28.2 31.2 29.7 7.2

Current ~$3Bn valuation implies a 1.0x 2024E revenue multiple, well below future transportation peers current valuation level Valuation Benchmarking Nikola metrics Do not include Potential incremental upside from 50/50 Europe jv EV / REVENUE 2020E for Peers (x) Median: 4.0x 650+ Median: 9.5x Median: 0.7x 2.4 2022E 2023E 2024E 2025E SPCE TSLA NIO BLDP NEL PLUG BE PCAR NAV VOLV B 8TRA EV / EBITDA 2020E for Peers (x) Median: 47.8x 77.3 Median: 6.5x 29.5 2022E 2023E 2024E 2025E TSLA NIO SPCE PLUG BE BLDP NEL PCAR NAV VOLV B 8TRA Future Transportation Peers(1) Fuel Cell Technology Peers(2) Commercial Vehicle Peers(3) Market data as of February 28, 2020 1. 2. 3. Future Transportation Peers include NIO (NIO), Tesla (TSLA), and Virgin Galactic (SPCE) Fuel Cell Technology Peers include Ballard (BLDP), Bloom Energy (BE), Nel (NEL), and Plug Power (PLUG) Commercial Vehicle Peers include Navistar (NAV), PACCAR (PCAR), Traton (8TRA), and Volvo (VOLV B); EV and EBITDA adjusted for captive finance segment and pension/OPEB liabilities 18.4 15.6 NMNM 8.4 7.4 5.53.1 NMNM 5.0 NMNM 11.1 14.7 13.8 4.0 3.3 5.2 1.7 0.8 0.7 0.7 0.3 1.0 0.6

V. Vectoiq overview

VECTOIQ ACQUISITION CORP OVERVIEW

Broad and deep expertise to identify and foster unique industrial business models



STEPHEN GIRSKY

President, Chief Executive Officer and Director

- Former GM Board Vice Chairman
- Helped lead GM out of bankruptcy, stabilized its European operations, and led overall GM strategy



MARY CHAN

Chief Operating Officer

- Operating experience at General Motors (President of OnStar/Connected Consumer)
- Previous SVP of Dell Enterprise Mobility Solutions and EVP of Alcatel-Lucent Wireless Networks
- Current director of Magna International, Dialog Semiconductor, and SBA Communications



STEVE SHINDLER

Chief Financial Officer

- Former CEO at NII Holdings
- Currently a director of NII Holdings
- Previous leadership experience as CFO of Nextel Communications and Managing Director of Toronto-Dominion Bank
- Founding partner of RIME Communications Capital, a firm that has invested in early stage media, tech, and telco companies



MINDY LUXENBERG-GRANT

Treasurer

- Chief Financial Officer of VectoIQ, LLC
- Founder and CFO of Headhaul Capital Partners
- Previous leadership experience at Jefferies Capital Partners, PricewaterhouseCoopers, and Western NIS Enterprise Fund

VECTOIQ OVERVIEW

- VectoIQ Acquisition Corp. (Nasdaq:VTIQ) is a $230M publicly traded Special Purpose Acquisition Company ("SPAC") formed for the purpose of effecting a merger, acquisition or similar business combination within 24 months of its IPO, which was completed May 18, 2018
- Sponsored by VectoIQ Holdings, LLC (including P. Schoenfeld Asset Management) and Cowen
- VectoIQ LLC is involved with a number of different emerging technology companies across the smart transportation value chain either as an advisor, investor or both
- Led by a management team with highly relevant experience:
  - Public company experience both operating and in the board room
  - Complementary and overlapping networks
  - Deep understanding of technology and its impact on transportation

VECTOIQ ADVISORS FOR NIKOLA OPPORTUNITY



LARRY NITZ
Former Head of Electrification, GM



MARK MATHIAS
Former Director, GM Fuel Cell R&D



MO WAZIR
Former Head of Electrical Engineering, GM Product Development and Purchasing Expertise



STEFAN JACOBY
Former GM, VW, Volvo



BILL SHAW
Former Manufacturing Engineer and Product Launch Expert, GM



TIM NIXON
Former Head of OnStar Engineering, GM



KARL THOMAS NEUMANN
Board Member, Hyundai Mobis
Former VW, Continental, GM

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T R A N S P O R T I N G T H E F U T U R E T O N O W .